SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2017 (December 27, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02    Unregistered Sales of Equity Securities.

On December 27, 2017, MoneyOnMobile, Inc. (the “Company”) received from various accredited investors aggregate gross proceeds of $3,372,500 in consideration for the issuance of 3,372.5 shares of the Company’s Series F Preferred Stock (“Series F Preferred”), the rights and preferences of which were described in the Company’s Current Report on Form 8-K filed on December 22, 2017, which description is incorporated herein by reference to such Current Report and exhibits thereto. In addition, the Company issued 2,329.6 shares of Series F Preferred in connection with the automatic conversion of the Notes (as defined below) having outstanding aggregate principal and interest equal to $2,329,600.

In December, 2017, the Company issued to various accredited investors convertible promissory notes (the “Notes”) in an aggregate principal amount equal to $2,080,000. The Notes bear interest at a rate of twelve percent (12%) per annum and has a maturity date five years after the issuance date, which interest is payable in cash in shares of the Series F Preferred at a conversion price of $1,000 per share (the “Conversion Price”). The principal and accrued interest, but in no event less than one year’s worth of interest, shall automatically convert into shares of Series F Preferred at the Conversion Price simultaneously with the aggregate sale of Series F Preferred equal to $5,000,000, which $5,000,000 shall include the aggregate principal of the Notes to be automatically converted into Series F Preferred. Upon the occurrence of an event of default, the outstanding balance of the Notes shall immediately increase to 120% of the outstanding balance immediately prior to the occurrence of the event of default.

The offer and sale of the securities discussed above were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K does not constitute an offer to sell or solicitation of an offer to buy any securities of the Company, and it shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful. The information contained in this Current Report on Form 8-K is being disclosed pursuant to and in accordance with Rule 135 under the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: December 28, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer